Provisions	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Provisions
21. Provisions

	Litigation and commercial disputes $m	Insurance reserves $m	Onerous contractual expenditure $m	Other $m	Total $m
At 31 December 2020	12	36	8	4	60
Provided, of which $25m is recorded within exceptional items	25	13	–	2	40
Utilised	(1)	(10)	–	–	(11)
Released	(2)	–	–	–	(2)
Reclassification from trade and other payables	3	–	–	–	3
At 31 December 2021	37	39	8	6	90

Analysed as:
Current	36	10	2	1	49
Non-current	1	29	6	5	41
	37	39	8	6	90
Litigation and commercial disputes
The increase in the provision in the year relates to the provisionally agreed cost of settling commercial disputes in the Americas and EMEAA regions. During the year the Group settled matters which alleged violations of anti-trust regulations; these matters were previously disclosed as a contingent liability.
The provision at 31 December 2020 principally related to management’s best estimate of settlements required in respect of lawsuits filed against the Group in the Americas region. Settlement terms have been agreed and payments are expected to be made in 2022. There are certain amounts that the Group will pursue in relation to these matters, up to the full cost of settlement; as these amounts are not virtually certain as at 31 December 2021 they have not been recognised.
Insurance reserves
The Group holds insurance policies with third-party insurers against certain risks relating to its corporate operations and owned and leased properties, and also acts as third-party insurer for certain risks of its managed hotels. An element of these risks are reinsured through the Group’s Captive insurance company, which reduces the cost of the Group’s insurance policies.
The insurance reserves mainly relate to general third-party liability, US workers’ compensation, global employee benefits and employment practices liability insurances. The amounts are based on reserves held principally in the Group’s Captive insurance company, and are established using independent actuarial assessments wherever possible, or a reasonable assessment based on past claims experience provided primarily by third-party claims handlers and the third-party insurers.
Of the total reserves, $28m relates to incurred but not reported claims. The utilisation of these reserves is dependent on the timing of claims being reported and ultimately being settled; based on historical experience this is expected to be approximately five years for a majority of the claims.
Amounts utilised within the reserves are paid to a third-party insurer or a dedicated claims handler for subsequent settlement with the claimant. In order to protect the third-party insurer against the solvency risk of the Captive, the Group has outstanding letters of credit (see note 31).
Over and above the actuarially determined reserves, the Group is potentially exposed to claims with individual caps which do not exceed $4m for periods prior to 2011 and up to $62m (of which $53m is in respect of the last five policy years) in aggregate for periods since 2011, noting that actual claims did not differ significantly to estimates in 2021 or 2020.
In respect of the managed hotels, the Group received insurance premiums of $17m (2020: $19m, 2019: $19m) and incurred claims expense of $14m (2020: $16m, 2019: $18m). Insurance premiums earned are included in Central revenue.
Other
Includes dilapidations provisions.